                                                                    EXHIBIT 10.9

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                               STOCK OPTION PLAN

                                   ARTICLE 1

                                    GENERAL


          1.1  Purpose.  The purpose of the Favorite Brands International
               -------
Holding Corp. Stock Option Plan (the "Plan") is to provide for certain officers, directors and key personnel, as defined in Section 1.3, of Favorite Brands International Holding Corp. (the "Company") or its subsidiaries or other affiliated companies ("Affiliate") stock options ("Options") as an equity based incentive to maintain and enhance the performance and profitability of the Company and its Affiliate.

          1.2  Administration.  The Plan shall be administered by the Board of
               --------------
Directors of the Company (the "Board"). The Board shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Option Agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and
(v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The determination of the Board on all matters relating to the Plan or any Option Agreement shall be conclusive. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

          The Board may delegate all or any of its authority under this Plan to a committee consisting of two or more directors.

          1.3  Persons Eligible for Options.  Options under the Plan may be made
               ----------------------------
to such officers, directors and executive, managerial or professional employees (or, in the case of nonqualified stock options, consultants) ("key personnel") of the Company or its Affiliate as the Board shall from time to time in its sole discretion select.

          1.4  Types of Options Under Plan.  Options granted under the Plan
               ---------------------------
shall be either (i) "nonqualified" stock options subject to the provisions of Internal Revenue Code of 1986, as amended ("Code") section 83 or (ii) Options intended to qualify for incentive stock option treatment described in Code section 422. All Options when granted are intended to be nonqualified stock options, unless the applicable Option Agreement explicitly states that the Option is intended to be an incentive stock option. If an Option is intended to be an incentive stock option, and if for any reason such Option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such Option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such Option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.

               1.5  Shares Available for Options.
                    ----------------------------

                    (a) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan, shall be 763.

                    (b) Shares of Common Stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

                    (c) Without limiting the generality of the foregoing, the Board may, with the grantee's consent, cancel any Option under the Plan and issue a new Option in substitution therefor upon such terms as the Board may in its sole discretion determine, provided that the substituted Option shall satisfy all applicable Plan requirements as of the date such new Option is made.

               1.6  Definitions of Common Stock and Fair Market Value.
                    -------------------------------------------------

                    (a) The term "Common Stock" as used herein means the shares of common stock of the Company as constituted on the effective date of the Plan, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

                    (b) Except as otherwise determined by the Board in its sole discretion, the "Fair Market Value" as of any determination date and in respect of any share of Common Stock shall be the mean between the high and low sales prices of a share of Common Stock as reported on the stock exchange on which shares of the Common Stock are principally trading on such determination date if shares of Common Stock are then trading upon a stock exchange, or if not, then the Fair Market Value of the stock as determined by the Board in its sole discretion. In no event shall the Fair Market Value of any share be less than its par value.

          1.7  Option Agreements and Exercise Price.  Options granted under the
               ------------------------------------
Plan shall be evidenced by written agreements ("Option Agreements"). Any such Option Agreements shall contain such provisions not inconsistent with the terms of the Plan as the Board may in its sole discretion deem necessary or desirable. Each Option Agreement shall set forth the number of shares of Common Stock subject to the Options granted thereby. Each Option Agreement shall set forth the amount (the "exercise price") payable by the grantee to the Company in connection with the exercise of the Option evidenced thereby. In the case of incentive stock options, the exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

                                   ARTICLE 2

                            TERMS OF STOCK OPTIONS

          2.1  Grant of Stock Options.  The Board may grant Options to purchase
               ----------------------
shares of Common Stock in such amounts and subject to such terms and conditions as the Board shall from time to time in its sole discretion determine, subject to the terms of the Plan.

          2.2  Exercisability of Options.  Subject to the other provisions of
               -------------------------
the Plan:

               (a)  Exercisability Determined by Option Agreement. Each Option
                    ---------------------------------------------
Agreement shall set forth the period during which, and the conditions subject to which, the Option evidenced thereby shall be exercisable, as determined by the Board in its discretion, and the terms, if any, upon which the Option will become fully exercisable upon a change in control of the Company or its Affiliate.

               (b)  Partial Exercise Permitted.  Unless the applicable Option
                    --------------------------
Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such Option shall then be exercisable.

               (c)  Notice of Exercise.  An Option shall be exercisable by the
                    ------------------
filing of a written notice of exercise with the Company, on such form and in such manner as the Board shall in its sole discretion prescribe, and by payment in accordance with the Option Agreement.

          2.3  Limitation on Exercise.  Notwithstanding any other provision of
               ----------------------
the Plan, no Option Agreement shall permit an incentive stock option to be exercisable more than ten years after the date of grant.

          2.4  Payment of Option Price.  The permissible manners of payment and
               -----------------------
other terms relating to the issuance of shares shall be set forth in the individual Option Agreements.

          2.5  Termination of Employment.  Rules regarding exercisability and/or
               -------------------------
termination of Options upon termination from employment, leave of absence, disability or death shall be set forth in the individual Option Agreements.

          2.6  Special ISO Requirements.  In order for a grantee to receive
               ------------------------
Special tax treatment with respect to stock acquired under an Option intended to be an incentive stock option, the grantee of such Option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such Option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code section 424(a) applies. In addition, the exercise price per share shall be no less than 100% of the Fair Market Value of the Common Stock on the date of such grant. The Option shall not be exercisable after the expiration of ten years after the date such Option is granted. If an Option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10% or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Option shall not be exercisable after the expiration of five years after the date such Option is granted.

          It is intended that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock subject to options granted to the grantee that are intended to qualify for special incentive stock option tax treatment, whether granted under the Plan or under any other plan of the grantee's employer or its parent or subsidiary corporations (within the meaning of Code section 424), which become exercisable by the grantee for the first time during any calendar year shall not exceed $100,000. To the extent that such aggregate Fair Market Value is exceeded, then certain of such Options which may or may not include the option granted under this Plan, shall be treated as options which do not qualify for special tax treatment, in accordance with the provisions of Code section 422 and the regulations thereunder.

                                   ARTICLE 3

                                 MISCELLANEOUS

          3.1  Amendment of the Plan; Modification of Options.
               ----------------------------------------------

               (a)  Plan Amendments.  The Board may, without stockholder
                    ---------------
approval, at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any Option theretofore made under the Plan without the consent of the grantee of such Option. Furthermore, except as and to the extent otherwise permitted by Section 3.5 or 3.11, no such amendment shall, without stockholder approval: (i) materially increase the benefits accruing to grantees under the Plan; (ii) materially increase, beyond the amounts set forth in Section 1.5, the number of shares of Common Stock in respect of which Options may be issued under the Plan; (iii) materially modify the designation in Section 1.3 of the class of persons eligible to receive Options under the Plan; (iv) provide for the grant of Options having an exercise price per share of Common Stock less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; (v) permit an Option to be exercisable more than ten years after the date of grant; or (vi) extend the term of the Plan beyond the period set forth in Section 3.13.

               (b)  Option Modifications.  With the consent of the grantee and
                    --------------------
subject to the terms and conditions of the Plan (including Section 3.1(a)), the Board may amend outstanding Option Agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an Option may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the Option.

          3.2  Restrictions.
               ------------

               (a)  Consent Requirements.  If the Board shall at any time
                    --------------------
determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Option under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board. Without limiting the generality of the foregoing, the Board shall be entitled to determine not to make any payment.

whatsoever until Consent has been given if (i) the Board may make any payment under the Plan in cash, Common Stock or both, and (ii) the Board determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms.

               (b)  Consent Defined.  The term "Consent" as used herein with
                    ---------------
respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state, local or foreign law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any Affiliate.

          3.3  Nontransferability.  No Option granted to any grantee under the
               ------------------
Plan or under any Option Agreement shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution. During the lifetime of the grantee, all rights with respect to any Option granted to the grantee under the Plan or under any Option Agreement shall be exercisable only by him.

          3.4  Withholding Taxes.  Whenever under the Plan shares of Common
               -----------------
Stock are to be delivered pursuant to an Option, the Board may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan the Company (or its Affiliate where applicable) may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

          3.5  Adjustments Upon Changes in Capitalization.  If and to the extent
               ------------------------------------------
specified by the Board, the number of shares of Common Stock which may be issued pursuant to

Options under the Plan, the number of shares of Common Stock subject to Options, the exercise price of Options theretofore granted under the Plan, and the amount payable by a grantee in respect of an Option, shall be appropriately adjusted (as the Board my determine) for any change in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Common Stock effected without receipt of consideration by the Company; provided that any Options covering fractional shares of Common Stock resulting from any such adjustment shall be eliminated and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

          3.6  Right of Discharge Reserved. Nothing in the Plan or in any Option
               ---------------------------
Agreement shall confer upon any person the right to continue in the employment of the Company or an Affiliate or affect any right which the Company or an Affiliate may have to terminate the employment of such person.

          3.7  No Rights as a Stockholder. No grantee or other person shall have
               --------------------------
any of the rights of a stockholder of the Company or of an Affiliate with respect to shares subject to an Option until the issuance of a stock certificate (including any restricted stock certificate, unless otherwise provided in an applicable Option Agreement) to him for such shares. Except as otherwise provided in Section 3.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          3.8  Nature of Options.
               -----------------

               (a) Any and all Options hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or its Affiliate by the grantee.

               (b) All such Options shall be considered special incentive payments to the grantee and shall not, unless otherwise determined by the Board, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate and the grantee.

               (c) By accepting an Option under the Plan, the grantee shall thereby waive any claim to continued exercise or vesting of an Option or to damages or severance entitlement related to non-continuation of the Option beyond the period provided herein or in the applicable Option Agreement, notwithstanding any contrary provision in any written employment contract with the grantee, whether any such contract is executed before or after the grant date of the Option.

          3.9  Non-Uniform Determinations. The Board's determinations under the
               --------------------------
Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements, as to (a) the persons to receive Options under the Plan, (b) the terms and provisions of Options under the Plan, and (c) the treatment of leaves of absence under the Option Agreements.

          3.10 Other Payments or Options. Nothing contained in the Plan shall be
               -------------------------
deemed in any way to limit or restrict the Company, any Affiliate or the Board from making any Option or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          3.11 Reorganization. In the event that the Company is merged or
               --------------
consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the Board may in its discretion, by written notice to a grantee, provide that the grantee's Options will be terminated unless exercised within 30 days (or such longer period as the Board shall determine in its sole discretion) after the date of such notice; provided that if the Board takes such action the Board also shall accelerate the dates upon which all outstanding Options of such grantee shall be exercisable. The Board also may in its discretion by written notice to a grantee provide that all or some of the restrictions on any of his other Options may lapse in the event of a Reorganization Event upon such terms and conditions as the Board may determine. Whenever deemed appropriate by the Board, the actions referred to in this paragraph may be made conditional upon the consummation of the applicable Reorganization Event.

          3.12 Section Headings. The section headings contained herein are for
               ----------------
the purposes of convenience only and are not intended to define or limit the contents of said sections.

          3.13 Effective Date and Term of Plan.
               -------------------------------

               (a) The Plan shall be deemed adopted and become effective upon the approval thereof by the Board or such other date as the Board shall determine; provided that, notwithstanding any other provision of the Plan, no Option made under the Plan shall be exercisable unless the Plan is approved, directly or indirectly, by (i) the express consent of stockholders holding at least a majority of the Company's voting stock voting in person or by proxy at a duly held stockholders' meeting, or (ii) the unanimous written consent of the stockholders of the Company, within 12 months before or after the date the Plan is adopted.

               (b) The Plan shall terminate ten years after the earlier of the date on which it becomes effective or is approved by stockholders, and no Options shall thereafter be made under the Plan. Notwithstanding the foregoing, all Options made under the Plan prior to such termination date shall remain in effect until such Options have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Option Agreement.

          3.14 Governing Law. The Plan shall be governed by the laws of the
               -------------
State of Illinois applicable to agreements made and to be performed entirely within such state.

                                    ANNEX A

                              AMENDMENT NO. 2 TO
                              ------------------

                               STOCK OPTION PLAN
                               -----------------

          This Amendment No. 2 to the Stock Option Plan (the "Plan") of Favorite Brands International Holding Corp., is made this ____ day of September, 1997. All capitalized terms used herein shall have the meanings ascribed to them in the Plan.

          Whereas, the Board of Directors desires to modify certain provisions of the Plan pursuant to Section 3.2 thereof to increase the total amount of shares of Common Stock with respect to which options may be granted under the Plan to 250,000;

          Now, Therefore, paragraph (a) of Section 1.5 is amended to read as follows:

          "(a) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan, shall be 250,000."

          Except as modified by this Amendment No. 2, all provisions of the Plan remain in full force and effect.

                                             FAVORITE BRANDS INTERNATIONAL
                                              HOLDING CORP.


                                             By: /s/ [SIGNATURE ILLEGIBLE]
                                                ------------------------------
                                             Title: CHAIRMAN
                                                   ---------------------------

                                   EXHIBIT A

                                    ANNEX A

                              AMENDMENT NO. 1 TO
                              -------------------

                               STOCK OPTION PLAN
                               -----------------

          This Amendment No. 1 to the Stock Option Plan (the "Plan") of Favorite Brands International Holding Corp., is made this ____ day of October, 1996. All capitalized terms used herein shall have the meanings ascribed to them in the Plan.

          Whereas, the Board of Directors desires to modify certain provisions of the Plan pursuant to Section 3.2 thereof to increase the total amount of shares of Common Stock with respect to which options may be granted under the Plan to 200,000;

          Now, Therefore, paragraph (9) of Section 1.5 is amended to read as follows:

          "(a) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan, shall be 200,000."

          Except as modified by this Amendment No. 1, all provisions of the Plan remain in full force and effect.

                                             FAVORITE BRANDS INTERNATIONAL
                                              HOLDING CORP.


                                             _________________________________
                                             By:______________________________
                                             Title:___________________________

                                   EXHIBIT C
                                   ---------

                              AMENDMENT NO. 2 TO
                              ------------------

                               STOCK OPTION PLAN
                               -----------------

          This Amendment No.2 to the Stock Option Plan (the "Plan") of Favorite Brands International Holding Corp., is made this 10 day of September, 1997. All capitalized terms used herein shall have the meanings ascribed to them in the Plan.

          Whereas, the Board of Directors desires to modify certain provisions of the Plan pursuant to Section 3.2 thereof to increase the total amount of shares of Common Stock with respect to which options may be granted under the Plan to 250,000;

          Now, Therefore, paragraph (a) of Section 1.5 is amended to read as follows:

          "(a) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan, shall be 250,000."

          Except as modified by this Amendment No.2, all provisions of the Plan remain in full force and effect.

                                        FAVORITE BRANDS INTERNATIONAL
                                        HOLDING CORP.


                                        By: /s/[SIGNATURE ILLEGIBLE]
                                           ---------------------------

                                        Title: Vice President
                                               -----------------------

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